UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 22, 2004

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida	33418

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 227-0955

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

1 of 4 pages

Item 8.01.   Other Events.

     On September 22, 2004, TBC Corporation issued statements of income for the four quarters and the full year ended December 31, 2003, restated to reflect the change in its inventory valuation method from Last-In-First-Out (“LIFO”) to First-In-First-Out (“FIFO”) which occurred during the period ended June 30, 2004. The restated financials are included as Exhibit 99.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
September 22, 2004	By	/s/ Thomas W. Garvey Thomas W. Garvey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.	Additional Exhibits.	Located at Numbered Page

99.1	TBC Corporation Restated Statements of Income for the four quarters and the full year ended December 31, 2003.	4